United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2007 (January 5, 2007)

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28926	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive, Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (703) 984-8400

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Today ePlus inc. (the “Company”) received a letter from the Nasdaq Listing and Hearings Review Council (the “Listing Council”) stating that the Listing Council has determined to stay the delisting of the Company’s common stock.

On January 4, 2007, the Company notified the Nasdaq Listing Qualifications Panel (the “Panel”) that the Company would be unable to file its Form 10-K for the fiscal year ended March 31, 2006, its Forms 10-Q for the quarters ended June 30, 2006 and September 30, 2006, and all required restatements, by the January 15, 2007 deadline set forth in the Panel’s October 17, 2006 decision letter. The Company requested that the Panel grant a further extension of the deadline for the Company to regain compliance with the Nasdaq Stock Market’s filing requirements by filing these reports with the Securities and Exchange Commission.

On January 5, 2007, the Company received a letter from the Panel denying the Company’s extension request. The Panel indicated that, pursuant to Marketplace Rule 4802(b), it did not have discretion to provide the Company with a further extension and, therefore, had determined to delist and suspend trading of the Company’s securities on the Nasdaq Stock Market effective at the open of business on January 16, 2007, unless the Listing Council calls the case for review and stays the delisting.

On January 11, 2007, the Company was informed by the Listing Council that it had determined to call the Panel’s January 5, 2007 decision for review, as contemplated by Nasdaq Marketplace Rule 4807(b), and had also stayed the delisting of the Company’s common stock pending further review by the Listing Council. The Company may submit in writing additional information for the Listing Council’s consideration by March 2, 2007.

The Company has been diligently working to resolve issues related to accounting for stock options granted since its initial public offering in 1996, which is the sole reason underlying its delay in filing its annual and quarterly reports. In this regard, the Company has been reviewing accounting guidance regarding stock option grants recently published by the accounting staff of the SEC, and has not yet determined the amount of such charges or the resulting tax and accounting impact. The Company’s determination of the amount of such stock-based compensation expense is being finalized and is being reviewed by its independent auditors. The Company plans to file its Annual Report on Form 10-K for the year ended March 31, 2006 and its Forms 10-Q for the quarters ended June 30, 2006 and September 30, 2006 as soon as practicable after the resolution of the previously disclosed matters.

A copy of the Company’s press release issued on January 11, 2007, relating to the foregoing, is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)Not applicable.

(b) Not applicable.

(c) Exhibits

99.1 Press Release dated January 11, 2007 issued by ePlus inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Steven J. Mencarini
Steven J. Mencarini
Date: January 11, 2007	Chief Financial Officer

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